UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2018

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-566-7394

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.             Other Events

On December 3, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, announcing long-term clinical data from the ongoing Phase I/II trial of AMT-060 and confirming the dose for the AMT-061 pivotal study in Hemophilia B.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

99.1	Press release dated December 3, 2018, announcing long-term clinical data from the ongoing Phase I/II trial of AMT-060 and confirming the dose for the AMT-061 pivotal study in Hemophilia B.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 3, 2018, announcing long-term clinical data from the ongoing Phase I/II trial of AMT-060 and confirming the dose for the AMT-061 pivotal study in Hemophilia B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIQURE N.V.

Date: December 3, 2018	By:	/S/ MATTHEW KAPUSTA
Matthew Kapusta
Chief Executive Officer and interim Chief Financial Officer